UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment Number Two

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 8, 2026 (Earliest Event Date requiring this Report: July 8, 2026)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28831	84-1047159
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of The OTC Markets Group, Inc. under the trading symbol “CAPC”.

Explanatory Note:

This Current Report on Form 8-K/A Amendment Number Two (“8-K Amendment”) is filed by Capstone Companies, Inc. (“Company”) to amend the Current Report on Form 8-K, dated and filed with the Commission on May 15, 2026, by the Company, (the “Initial Form 8-K”) to report the signing of an Amendment Number One, dated and effective as of July 8, 2026, (“Amendment Number One”) to a certain Letter of Intent, which is dated and effective as of May 14, 2026, by the Company and eBliss Global, Inc., (“the “LOI”). The LOI was filed as Exhibit 10.1 to the Initial Form 8-K. Amendment Number One is more fully described below in Item 1.01 of this 8-K Amendment.

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Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2026, Capstone Companies, Inc. (“Company”) and eBliss Global, Inc., a private, early stage Delaware corporation, (“eBliss”) entered into Amendment Number One to a Letter of Intent, which Letter of Intent is dated and effective as of May 14, 2026, (the “LOI”) by the Company and eBliss. The Amendment Number One to the LOI amended the LOI as follows:

(1) Section 3 of the LOI was amended to extend the ‘no shop’ period from 7:00 p.m., local Miami, Florida time, on July 31, 2026, to 7:00 p.m., local Miami, Florida time, on August 31, 2026; and

(2) Section 6(a) of the LOI was amended to extend the expiration date of the LOI to 7:00 p.m., local Miami, Florida time, on August 31, 2026.

The above amendments were made solely to provide additional time for the Company and eBliss to continue the preliminary discussions and due diligence contemplated in Section 2 of the LOI. The Company and eBliss have not reached any agreement on any transactions or relationships, whether contemplated in the LOI or otherwise, and the Company and eBliss may fail to reach any agreement on any transactions or relationships, whether contemplated in the LOI or otherwise.

The above summary is qualified in its entirety by reference to the Amendment Number One to the LOI, which Amendment Number One is filed as Exhibit 10.1.1 to this Current Report on Form 8-K/A (Amendment Number Two).

Item 9.01. Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1.1	July 8, 2026 Amendment Number One to the Letter of Intent, dated May 14, 2026, by Capstone Companies, Inc. and eBliss Global, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By:	/s/ Stewart Wallach
	Stewart Wallach, Chairman of the Board of Directors	Date: July 8, 2026

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1.1	July 8, 2026 Amendment Number One to the Letter of Intent, dated May 14, 2026, by Capstone Companies, Inc. and eBliss Global, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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